Exhibit 32.3

Certification required under Section 906

of the Sarbanes-Oxley Act of 2002

PISMO COAST VILLAGE, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. Subsection 1350 of the

CHIEF FINANCIAL OFFICER

In connection with the Annual Report on Form 10-K (the "Report") of Pismo Coast Village, Inc. (The "Company") for the fiscal year ended September 30, 2015, the undersigned, Wayne Hardesty, Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

1.         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    November 14, 2015                                /s/ WAYNE HARDESTY

                                                                       Wayne Hardesty, Chief Financial Officer

                                                                       (principal financial officer and

                                                                       principal accounting officer)